SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014
CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
State or Other Jurisdiction of Incorporation or Organization	Commission File Number	IRS Employer Identification No.

13925 Ballantyne Corporate Place, Suite 400

Charlotte, North Carolina	28277
Address of Principal Executive Offices	Zip Code

Registrant's telephone number, including area code: (973) 541-3700
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS

On May 1, 2014, Glenn Coleman resigned as Vice President, Controller and Principal Accounting Officer of Curtiss-Wright Corporation. Mr. Coleman indicated that his decision to resign was to pursue another opportunity, and not due to any disagreement with the Company or concerns relating to the Company’s operations, policies, or practices.

SECTION 8 - OTHER EVENTS

ITEM 8.01    OTHER EVENTS

As a result of certain organizational changes in 2014, the Corporation revised its reportable segments to align to the major markets it currently serves: Commercial/Industrial, Defense, and Energy.  We are issuing this 8-K to release supplemental financial information by reportable segment for each of the prior year quarterly reporting periods and for the year-ended 2013. The following financial information for 2013 has been reclassified to conform to the current period presentation.  This information will be available on the investor relations section of the Corporation’s website. The change in reportable segments did not impact the Corporation's previously reported Condensed Consolidated Financial Statements.

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
SEGMENT INFORMATION (UNAUDITED)
(In thousands)

	Three Months Ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013	FY 2013
Sales:
Commercial/Industrial	$220,286	$241,703	$241,192	$256,789	$959,970
Defense	210,396	212,026	203,828	264,661	890,911
Energy	162,005	163,958	155,647	178,280	659,890
Total sales	$592,687	$617,687	$600,667	$699,730	$2,510,771

Operating income:
Commercial/Industrial	$20,651	$27,625	$33,069	$29,434	$110,779
Defense	16,877	28,860	27,747	45,612	119,096
Energy	10,796	13,379	8,389	13,620	46,184
Total segments	$48,324	$69,864	$69,205	$88,666	$276,059
Corporate and other	(10,298)	(12,076)	(6,318)	(13,748)	(42,440)
Total operating income	$38,026	$57,788	$62,887	$74,918	$233,619

Operating margins:
Commercial/Industrial	9.4%	11.4%	13.7%	11.5%	11.5%
Defense	8.0%	13.6%	13.6%	17.2%	13.4%
Energy	6.7%	8.2%	5.4%	7.6%	7.0%
Total Curtiss-Wright	6.4%	9.4%	10.5%	10.7%	9.3%

Segment margins	8.2%	11.3%	11.5%	12.7%	11.0%

The information contained in this Current Report is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ Glenn E. Tynan
Glenn E. Tynan
Vice President and
Chief Financial Officer

Date: May 1, 2014